PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant                                                [X]
Filed by a party other than the Registrant                             [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ]      Confidential,  for  Use  of the  Commission  Only  (as   permitted   by
         Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement [ ] Definitive  Additional Materials
[ ]      Soliciting Material Pursuant to (S)240.14a-11(C) or (S)240.14a-12

                               INVESCO VALUE TRUST

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A
[ ]      Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1. Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

         2. Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

         4. Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

         5. Total fee paid:

            --------------------------------------------------------------------

[ ]      Fee paid previously by written preliminary materials.
[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)92) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1. Amount Previously Paid:

            --------------------------------------------------------------------
         2. Form Schedule or Registration Statement No.

            --------------------------------------------------------------------
         3. Filing Party:

            --------------------------------------------------------------------
         4. Date Filed:

            --------------------------------------------------------------------

                                                                           DRAFT
Preliminary Copy -- To Be Filed With the Securities and Exchange Commission

                                                             INVESCO VALUE TRUST
                                                                  March 30, 1998
--------------------------------------------------------------------------------


Dear INVESCO Value Trust Shareholder:

         Enclosed is a Proxy Statement for the May 6, 1998 special meeting of shareholders of INVESCO Total Return Fund (the "Total Return Fund" or the "Fund") a series of INVESCO Value Trust (the "Trust").

         As explained more fully in the attached Proxy Statement, shareholders of the Fund will be asked to approve a change in the investment policies of the Fund to permit it to modify its diversification policy. Shareholders of the Fund also will be asked to approve a Plan and Agreement of Distribution (the "Plan") assessed based on new assets added to the Fund after the Plan is implemented.

         The board of trustees of the Trust believes that adoption of the Plan is in the best interests of the Fund's shareholders. Therefore, we ask that you read the enclosed materials and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-646-8372. They will be happy to answer any questions that you might have.

         Your vote is important. The change in investment policy and the Plan we are submitting for your consideration are significant to the Trust, the Fund and to you as a shareholder. If we do not receive sufficient votes to approve these proposals, we may have to send additional mailings or conduct additional telephone canvassing which would increase costs to shareholders. Therefore, please take the time to read the Proxy Statement and cast your vote on the enclosed proxy card, and return it in the enclosed pre-addressed, postage-paid envelope.

Sincerely,




Dan J. Hesser
President
INVESCO Value Trust
  INVESCO Total Return Fund

Preliminary Copy -- To Be Filed With the Securities and Exchange Commission

                                                             INVESCO VALUE TRUST

                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 6, 1998
--------------------------------------------------------------------------------


     Notice is hereby given that a special meeting of shareholders (the "Meeting") of INVESCO Total Return Fund (The "Total Return Fund" or the "Fund") a series of INVESCO Value Trust (the "Trust"), will be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Colorado 80237 on Wednesday, May 6, 1998, at 10:00 a.m., Mountain Time, for the following purposes:

     1. To approve or disapprove a change in the investment policies of the Fund to permit more than five percent of the Fund's assets to be invested in a single issuer, provided that such purchases do not exceed twenty-five percent of the Fund's assets.

     2. To approve or disapprove a Plan and Agreement of Distribution (the "Plan") for the Fund.

     3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     The board of trustees of the Trust has fixed the close of business on March 20, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

     A complete list of shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours after March 31, 1998, at the offices of the Trust, 7800 East Union Avenue, Denver, Colorado 80237.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of trustees of the Trust.

                                    IMPORTANT

         Please  mark,   sign,  date  and  return  the  enclosed  proxy  in  the
accompanying   envelope   as  soon  as  possible  in  order  to  ensure  a  full
representation at the Meeting.

         The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Trust will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to approve Proposal 1 and Proposal 2.

         Your vote, then, could be critical in allowing the Trust to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.


                                              By Order of the Board of Trustees,



                                              Glen A. Payne
                                              Secretary



Denver, Colorado
Dated: March 30, 1998

Preliminary Copy -- To Be Filed With the Securities and Exchange Commission

                                                             INVESCO VALUE TRUST
                                                                  March 30, 1998
--------------------------------------------------------------------------------



                               INVESCO VALUE TRUST
                             7800 East Union Avenue
                             Denver, Colorado 80237


                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON May 6, 1998
                                  INTRODUCTION

         The enclosed proxy is being solicited by the board of trustees (the "Board" or the "Trustees") of INVESCO Value Trust (the "Trust") on behalf of INVESCO Total Return Fund, (the "Total Return Fund" or the "Fund") a series of the Trust, for use in connection with the special meeting of shareholders of the Funds (the "Meeting") to be held at 10:00 a.m., Mountain Time, on Wednesday, May 6, 1998, at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE TRUST'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE TRUST FOR THE FISCAL YEAR ENDED AUGUST 31, 1997 IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM GLEN A. PAYNE, SECRETARY OF THE TRUST, AT P.O. BOX 173706, DENVER, COLORADO 80217-3706 (TELEPHONE NUMBER 1-800-646-8372). The
approximate mailing date of proxies and this Proxy Statement is March 26, 1998.

         The primary purposes of the Meeting are to allow shareholders to consider (i) a change in the investment policy of the Total Return Fund to permit investments of more than five percent of the Fund's assets in a single issuer, provided that such purchases do not exceed twenty-five percent of the Fund's assets and (ii) a Plan and Agreement of Distribution (the "Plan") for the Fund.

         The following factors should be considered by shareholders in determining whether to authorize the change in investment policy to permit more than five percent of a Fund's total assets to be invested in securities of a single issuer, with a limit on all such investments of twenty-five percent of the Fund's total assets:

o The change in investment policy, if approved, would assist the Fund in achieving it's investment objectives by providing the flexibility permitted by law.

o If approved, the change could make the Fund's portfolio somewhat less diversified.

         The  following   factors  should  be  considered  by   shareholders  in
determining whether to approve the Plan:

o        The Plan has been approved by the Board, including the Trustees who are
         completely   independent  of  any   INVESCO-affiliated   Company  ("the
         Independent Trustees").

o The relationship of the Plan to the overall cost structure of the Total Return Fund.

o The potential long-term benefits of the Plan to the Fund and its shareholders.

o        The effect of the Plan on existing shareholders.

         If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR Proposals 1 and 2. A majority of the outstanding shares of the Trust entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

         Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fiduciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, the shares will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which they are not voted.

         In order to further reduce costs, the notices to shareholders having more than one account in a Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

         Execution of the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Trust at P.O. Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.

         Shareholders of record of the Fund at the close of business on March 20, 1998 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, __________________ shares of beneficial interest of the Trust, $.01 par value per share, were outstanding, including ____________ shares of the Total Return Fund.

         In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Trust, by officers and employees of INVESCO Funds Group, Inc. ("IFG"), the investment adviser and transfer agent of the Fund, INVESCO Capital Management, Inc. ("ICM"), the sub-adviser to the Total Return Fund and by officers and employees of INVESCO Distributors, Inc. ("IDI"), the distributor of the Fund, personally or by telephone or telegraph, without special compensation. IFG, ICM and IDI are referred to collectively as "INVESCO." In addition, Shareholder Communications Corporation ("SCC") has been retained to assist in the solicitation of proxies.

         As the meeting date approaches, certain shareholders whose votes the Trust has not yet received may receive telephone calls from representatives of SCC requesting that they authorize SCC, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with the procedures set forth below. INVESCO believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

         SCC has received an opinion of Massachusetts counsel that addresses the validity, under the applicable laws of the Commonwealth of Massachusetts, of authorization given orally to execute a proxy. The opinion given by Massachusetts counsel concludes that a Massachusetts court would find that there is no Massachusetts law or public policy against the acceptance of proxies signed by an orally authorized agent, provided it adheres to the procedures set forth below.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, Social Security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Trust, the SCC representative has the responsibility to explain the voting process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on the proposals. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy
Statement. SCC will record the shareholder's instructions on a proxy card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

         ALL COSTS OF PRINTING AND MAILING PROXY MATERIALS AND THE COSTS AND EXPENSES OF HOLDING THE MEETING AND SOLICITING PROXIES, INCLUDING ANY AMOUNT PAID TO SCC, WILL BE SPLIT EQUALLY BETWEEN INVESCO AND THE FUND.

         The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve Proposals 1 and 2. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

PROPOSAL  1:  APPROVAL  OR  DISAPPROVAL  OF  THE  CHANGE  IN  INVESTMENT  POLICY
              PERMITTING MORE THAN FIVE PERCENT OF THE FUND'S TOTAL ASSETS TO BE INVESTED IN SECURITIES OF A SINGLE ISSUER, WITH A LIMIT ON ALL SUCH INVESTMENTS OF TWENTY FIVE PERCENT OF THE FUND'S TOTAL ASSETS.

Background

         As stated in the Statement of Additional Information, the current fundamental policy of the Trust, applicable to all of it's funds, concerning the percentage of a fund's assets which can be invested in any one issuer is as follows:

         Each Fund, unless otherwise indicated may not:

         ... (2) Invest in the securities of any one issuer, other than the United States Government, if immediately after such investment more than 5% of the value of a Fund's total assets, taken at market value, would be invested in such issuer or more than 10% of such issuer's outstanding voting securities would be owned by such Fund;

         Under this fundamental investment policy, no Fund may purchase securities (except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if such purchase would cause a Fund immediately after such purchase to have more than 5% of the value of its total assets invested in the securities of any one issuer.

         This restriction was put in place when the Trust was formed in 1987 to help ensure that each Fund meets the diversification requirements for a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and Section 5 of the Investment Company Act of 1940 (the" 1940 Act").

         This investment limitation is more restrictive than the legal requirements of either the 1940 Act or the Code. INVESCO seeks to ease this investment limitation in order to give each Fund the ability, if desired, to invest in excess of 5% of each Fund's assets in the outstanding securities of a single company in a particular sector. Such a change would permit the fundamental investment restriction to remain in complete compliance with Subchapter M of the Code and Section 5 of the 1940 Act.

         Although no assurances can be given, INVESCO believes that this proposal will benefit shareholders of the Fund by potentially increasing the Fund's investment returns. As shareholders know, the Fund invests in a broad range of securities, and attempts to diversify its investments by market sectors, among other factors it considers. Although INVESCO recognizes the fundamental importance of diversification of investments, it also recognizes that it may be advantageous to invest more than 5% of the Fund's assets in the securities of one or more companies. For example, the passage of time has created certain dominant firms in several economic sectors. These firms, by their very size, may drive the performance of a sector as a whole. In turn, the performance of a sector may impact the overall performance of the Fund. Under the present investment limitations, the Fund may not fully participate in the upside potential of a given sector, because they are limited in the amount that they may invest in a single company.

         INVESCO feels that it is beneficial to be able to construct a diversified portfolio of investments for the Fund that more closely mirrors what INVESCO believes from time to time are the most appropriate sector weightings. The Fund's present inability to completely reflect the economic realities of certain economic sectors may put the Fund at a competitive disadvantage, to the potential detriment of it's shareholders, inasmuch as competitors of the Fund generally have the ability to concentrate a certain percentage of their investments, limited only by the legal requirements of the Code and the 1940 Act. INVESCO seeks the same flexibility for the Fund.

         There is, of course, a possibility that increased concentration in one or more companies will increase a Fund's portfolio risk, particularly in down markets. However, the risk that a Fund will not be able to fully participate in upside potential is present under the current investment limitations.

Proposed Change To Investment Policy

         INVESCO and the Board have determined that the ability to invest more than 5% of the Fund's total assets in certain companies, within the limitations imposed by the Code and the 1940 Act, would provide the Funds an additional potential means of improving Fund performance. The Trustees believe that the Fund would benefit from having the flexibility to make such investments, and that they would be consistent with the Fund's investment objective and policies. There can be no assurance, however, that such investments will assist the Fund in achieving it's investment objective.

         Accordingly, the Board, including all of the Independent Trustees present, approved the proposed change in a meeting on February 3, 1998, and is proposing that shareholders approve the modification of the above-quoted fundamental investment policy of the Trust with respect to each Fund. If the proposal is approved by shareholders, the language of this fundamental investment policy would be revised to read, in it's entirety, as follows:

         The Fund, unless otherwise indicated, may not:

         ...(2) With respect to seventy-five percent (75%) of each Fund's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause a Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

         This modified fundamental investment policy will provide the portfolio manager with the flexibility to invest more than 5% of a particular Fund's assets in a single company, provided that all such investments do not exceed 25% of the Fund's total assets.

Vote Required

         As provided under the 1940 Act, approval of the investment policy change will require the affirmative vote of a majority of the outstanding shares of each Fund voting as a separate class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.

         If approved, this Proposal will take effect as soon as possible after any remaining legal prerequisites to implementation of the Proposal have been satisfied. If the shareholders of the Fund fail to approve this Proposal, the Fund's fundamental investment policy regarding diversification will remain unchanged.

                 THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND
                          THAT THE FUND'S SHAREHOLDERS
                          VOTE IN FAVOR OF PROPOSAL 1.


PROPOSAL 2: APPROVAL OR  DISAPPROVAL  OF THE PLAN AND AGREEMENT OF  DISTRIBUTION
            FOR INVESCO TOTAL RETURN FUND

Background

         At the Meeting, shareholders of the INVESCO Total Return Fund (hereinafter, the "Fund") are to consider a Plan and Agreement of Distribution (the "Plan") approved by the Board on February 3, 1998. The reasons why the Trustees, including all of the Independent Trustees present at the meeting, determined that it was reasonably likely that the Plan would contribute to an increase in sales of shares of the Fund, with resulting benefits to the Fund and its shareholders, are set forth in detail below. Briefly, the Board determined that an enhanced marketing effort by IDI on behalf of the Fund would benefit the Fund in maintaining and improving its market share, and that such an effort would be enhanced by adoption of the Plan, under which the Fund's assets will be available to compensate IDI for a portion of the costs of marketing and distributing the Fund's shares.

         Changing Mutual Fund Distribution Patterns

         In years past, no-load mutual funds such as those offered by the Trust were sold directly by their distributors. Today, no-load mutual funds increasingly are sold through the efforts of third parties such as full-service brokerage firms, discount brokers, banks, investment advisers, consultants and others. Some of these third parties are compensated for sales efforts; others are compensated for ongoing services that they provide to mutual fund shareholders; still others are compensated for both. According to Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), retail equity mutual funds with similar capital appreciation objectives to that of the Fund, which are primarily distributed through financial intermediaries, offer, with very few exceptions, distribution or service fees to such third party intermediaries. Among such funds during 1997, Strategic Insight estimated that 90% of net cash flows (new sales less redemptions plus net exchanges) were captured by funds with stated annual fees to intermediaries of 25 basis points or higher; only 9% of net flows were captured by such funds not offering such fees. The INVESCO Mutual Funds are no different from the rest of the industry in this respect. IFG has advised the Trust that nearly __% of the gross sales of all INVESCO Mutual Funds in calendar year 1997 came through third party intermediaries.

         While the mutual fund industry has evolved increasingly toward fee-based compensation of third party intermediaries and advisory services asset allocation, the Trust's pricing structure has remained unchanged. Historically, IFG has compensated these third parties, and paid a wide variety of marketing expenses, out of the revenues it derives from the Fund for portfolio management and other services provided to the Fund. In the judgment of IFG and the Board, continuing this approach places the Fund at a competitive marketing disadvantage to its peers.

         Although the INVESCO Mutual Funds have grown significantly in the past five years, INVESCO and the Trust compete against management companies having far greater resources at their command. The costs of distributing the INVESCO Mutual Funds (including the Fund) have increased substantially over the last few years. While INVESCO cannot outspend its competitors, it believes it must spend at least enough to provide what its competitors offer to third parties to distribute and provide services to their mutual funds and generally to inform investors that the Fund offers attractive alternatives to other mutual funds. INVESCO has advised the Board that to do both requires a significant increase in the money and personnel devoted to marketing shares of the Fund.

         This is a need that is not unique to the Trust, or to the INVESCO Mutual Funds as a group. In order to increase revenue available for spending in the areas of advertising, sales promotion, and maintenance of an effective sales effort, many competing mutual fund groups, both load and no-load, have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act, under which fund assets are available to pay certain expenses of distributing fund shares and providing ongoing services to shareholders.

         Several of the INVESCO Mutual Funds adopted distribution plans in 1990, and most new INVESCO Mutual Funds started since that time have such plans. In October and November 1997, shareholders of the INVESCO Value Equity Fund and INVESCO Intermediate Government Bond Fund of INVESCO Value Trust, eight portfolios of INVESCO Strategic Portfolios, Inc. and all portfolios of INVESCO International Funds, Inc. approved such plans. Again, this is not unique. Data on the mutual fund industry compiled by Lipper Analytical Services, Inc. shows that at December 31, 1997, 7,233 of the 11,628 open-end mutual funds registered with the SEC (62.2%) were using fund assets to pay for distribution expenses, either through Rule 12b-1 plans or a direct charge against fund assets. In 1990, only 54.6% of all such funds had such payments in place. According to INVESCO, one reason why many no-load funds have adopted Rule 12b-1 plans is to give them a means, through payment of service fees, to compensate third party intermediaries for helping to sell fund shares and providing ongoing services to shareholders.

         It is important to note that adoption of the Plan will NOT result in a windfall of revenue for INVESCO. INVESCO has committed to the Board, and the Board has acted in reliance on such commitment, that it will continue bearing expenses of marketing the INVESCO Mutual Funds at least equal to the level of expenses that it has currently committed to the Board to bear (at least $3.5 million annually). Thus, adoption of the proposed Plan will have the effect of making additional monies available for promotion and marketing of the Fund, but will not result in increased profits to INVESCO from INVESCO's reducing it's own marketing expenditures below the commitment level.

         The Board and INVESCO believe that the adoption of the Plan is reasonably likely to improve the sales of the Fund's shares by providing third party intermediaries with an incentive to provide ongoing services to Fund shareholders and sell shares of the Fund, and by providing monies for INVESCO to embark on an enhanced distribution effort on behalf of the Fund which the Board and INVESCO believe should assist the Fund to remain competitive in the marketplace.

Impact Of The Proposed Plan On The Cost Structure Of The Total Return Fund

         The proposed Plan is PROSPECTIVE in nature. Thus, the fee will only be assessed based on new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gains distributions (collectively "New Assets") of the Fund which occur after the Plan is implemented. If approved by shareholders, the Plan will become effective on the first business day of the month following the month in which shareholder approval is received, and the first payments under the Plan will be made in the second month following shareholder approval. To illustrate how the Plan will work, assume that the Plan was in effect on April 1, 1997, when the Fund had $1,402.2 million in assets. During the month of April 1997, the Fund added $114.1 million in New Assets. Under this illustration, the fees assessed under the Plan would have been applied to the $114.1 million in

New Assets added after adoption of the Plan. Under the Plan, the resulting fees would be absorbed pro rata by all Fund shareholders. Investment performance of the Fund's assets and redemptions will have no impact on the Plan. Redemptions of shares acquired with New Assets will not reduce the dollar amounts to which the Plan's fees will be applied. Any increase or decrease in the net asset value of New Assets will not affect the dollar amounts to which the Plan's fees will be applied. Increases in the net asset value of shares of the Fund existing prior to implementation of the Plan also will not increase the dollar amounts to which the Plan's fees will be applied. At no time will the fees under the Plan be applied to a level of New Assets higher than the net assets of the Fund.

         The proposed Plan would authorize use of a small percentage of assets of the Fund to compensate IDI for expenditures it undertakes to promote distribution of the Fund's shares. The Plan would limit the amount of the Fund's assets which could be used for this purpose during any 12-month period to a maximum of 0.25 of 1% (25 basis points) of New Assets of the Fund added after the Plan is implemented. Any increase in this rate would require approval of the Board and shareholders of the Fund. The compensation allowed under the proposed Plan is modest in comparison to Rule 12b-1 plans that have been adopted by many other mutual funds. Some funds have adopted distribution plans authorizing up to 1% of fund assets on an annual basis to be used to compensate the distributor for the costs of distributing fund shares.

         Adoption of the proposed Plan will increase the expenses a shareholder would pay on a $1,000 investment in the Fund (assuming a 5% annual return and assessment of the full 0.25% fee) by approximately $2.63 for one year. Another way of looking at the effect of this proposal is to consider the fact that, if the Fund had a net asset value per share of $10, the deduction of the maximum distribution and service fee charge would reduce the price per share by two and one-half cents ($.025) for the entire year ($.00007 per share per day). Daily changes in the market price of the Fund's securities often result in a fluctuation in the Fund's net asset values per share by an amount greater than the yearly amount of the reduction in the per share net asset values that will result from the distribution and service charge. If the Plan had been effective at January 1, 1997, based on the average daily net assets of the Fund's portfolio and the New Assets added to the Fund after that date, as of December 31, 1997, the estimated maximum annual payments of the Fund under the Plan for the twelve months then ended would have been $1,636,758.

         Operating expenses of the Fund are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return. Annual operating expenses are calculated as a percentage of the Fund's average annual net assets. The table below shows the expense ratios for the Fund for the twelve months ended December 31, 1997, and the estimated pro forma expense ratios for the Fund if the proposed Plan had been in effect from January 1, 1997 through December 31, 1997.

                                                                       Pro Forma
                                                              Estimated Expenses
                               Expenses at                    Including Proposed
                               December 31, 1997       Plan at December 31, 1997
                               -------------------------------------------------


Management Fee                             0.62%                           0.62%
12b-1 Fee                                   None                           0.10%
Other Expenses                             0.19%                           0.19%
Total Fund Operating Expenses              0.81%                           0.91%

Benefits To Existing Shareholders Of The Total Return Fund

         In addition to benefiting the Fund and INVESCO, adoption of the Plan will benefit Fund shareholders.

         First, as noted above, it is important to understand that the Plan is PROSPECTIVE in nature and will ONLY be assessed based on New Assets of the Fund which accrue after the Plan is implemented. Therefore, the initial increase in the expenses of the Fund are expected to be substantially less than the 0.25% maximum amount for which approval is sought, because payments will be made only as to New Assets added on or after the date on which the Plan is implemented. As the proportion of the Fund's New Assets on or after that date to the total Fund assets increases, the actual expenses caused by Plan payments also will increase (but in no event will exceed the annual rate of 0.25% of the average daily net assets of the Fund).

         The Board and INVESCO believe that there is a reasonable likelihood that there will be benefits to existing shareholders, including:

         o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Trust's Funds;

         o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of the Fund's securities in amounts and at times that are disadvantageous for investment purposes and, therefore, disadvantageous to the remaining shareholders;

         o The positive effect which increased Fund assets will have on its revenues could allow INVESCO:

                  o To have greater resources to make the financial commitments necessary to continue to improve the quality and level of Fund and shareholder services (in both systems and personnel) that Fund shareholders have come to expect;

                  o To increase the number and type of mutual funds available to investors from INVESCO (and support them in their infancy), and thereby expand the investment choices available to all shareholders;

                  o To acquire and retain talented employees who desire to be associated with a growing organization.

         [Moreover, increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g., allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan. To the extent that Fund assets are increased as the result of increased sales, breakpoints in the investment advisory fee schedule (i.e., asset levels at which the investment advisory fee rate is reduced) may be reached which would have the effect of reducing the Fund's management fee. This, however, may not necessarily lead to a reduction in a Fund's overall expense ratio compared to the Fund's expense ratio prior to implementation of the Plan.] IFG has voluntarily agreed to reduce its management fee from 0.50% to 0.45% on assets of the Fund in excess of $2 billion, but there is no guarantee that further such voluntary reductions will occur, whether or not the Plan is adopted.

         Although INVESCO believes that there is a reasonable likelihood that these benefits to shareholders will occur, INVESCO can make no guarantee that these benefits will have any impact on investment performance of the Fund.

Protections Afforded Shareholders Under The Proposed Plan

         The proposed Plan is described in detail below. However, the Board and INVESCO believe that shareholders should be aware of certain protections that are either in the proposed Plan itself or are embedded in the proposed Plan under the terms of Rule 12b-1 under the 1940 Act.

         No Carryover Of Expenses

         The proposed Plan does NOT permit carrying over distribution expenses in excess of the above 25 basis points to subsequent periods. As you may know, many distribution plans of other mutual funds permit the carrying over of such excess expenses (subject to the approval of those funds' boards), and the resultant buildup of large expense accruals subject to compensation. Building up of large expense accruals is a major complaint that is often raised concerning the operation of distribution plans.

         Quarterly Review By The Board Of Trustees

         INVESCO will be required to submit reports to the Board on a quarterly basis concerning the marketing expenses that have been compensated under the Plan; and, very importantly, the Trustees will be able to terminate the Plan at any time, which would terminate subsequent Plan payments. The Board must approve the continuation of the Plan annually, or the Plan will terminate automatically along with the payments under it by the Fund.

Description Of The Plan

         On February 3, 1998, the Board adopted the proposed Plan, subject to approval by shareholders of the Fund. A copy of the Plan is attached as Exhibit
A. The distribution and service expenses borne by the Fund will be in addition to the distribution expenses that INVESCO currently bears, and that it intends to continue bearing, pursuant to a commitment INVESCO has made to the INVESCO Mutual Funds. The Plan will obligate INVESCO to submit quarterly reports of expenditures under the Plan to the Board. Such quarterly reports will be reviewed by the Board, including a majority of the Independent Trustees. In addition, INVESCO has made a commitment to the Trustees to provide them with the proposed annual budget for its marketing efforts on behalf of the INVESCO Mutual Funds, including the Fund.

         The Fund is authorized under the proposed Plan to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by the Fund to IDI to permit it, at IDI's discretion, to engage in certain activities, and provide certain services approved by the Board in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- affiliated companies, to obtain various distribution-related and/or administrative services (except administrative services already provided under separate agreements with INVESCO-affiliated companies) for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, providing recordkeeping administration for full service 401(k) plans, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

         In addition, other permissible activities and services under the Plan include advertising, the preparation, printing and distribution of sales literature, printing and distributing prospectuses to prospective investors, and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Trust and the Board, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO or its affiliates or by third parties.

         Under the Plan, the Trust's payments to IDI on behalf of the Fund are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets added after the Plan is implemented. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits to the personnel of IDI whose primary responsibilities involve marketing shares of the INVESCO Mutual Funds, including the Fund. Payments by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI may from time to time make additional payments from its revenues to securities dealers, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other Fund of the Trust or other mutual fund advised by IFG. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by IFG. Subject to review by the Fund's Trustees, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate.

         INVESCO will bear any distribution- and service-related expenses in excess of the amounts which are paid pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from INVESCO's use of its own resources, including profits from investment advisory fees received from the Fund, provided that such fees are legitimate and not excessive.

         The Plan is subject to the requirements of Rule 12b-1 under the 1940 Act. The Plan has been approved by the Trust's Board, including all of the Independent Trustees present at the meeting at which the Plan was considered, and is being submitted to the shareholders of the Fund for approval at this shareholders' meeting. Under this Rule, the Board must review expenditures under the Plan no less often than quarterly, and the Plan may continue in effect only so long as such continuance is approved at least annually by the Board, including a majority of the Independent Trustees. A material amendment to the Plan requires approval by the Board, including a majority of the Independent Trustees, and any amendment which would materially increase the amount which the Fund may expend under the Plan also requires approval by a majority of the outstanding shares of the Fund. The Plan and any agreements relating to its implementation may be terminated, in the case of the Plan, at any time, and in case of any agreements, upon sixty days' written notice to the other party, by vote of a majority of the Independent Trustees or by the vote of a majority of the outstanding shares of the Fund. Such agreements will also terminate automatically if assigned. So long as the Plan continues in effect, the selection and nomination of the disinterested Trustees of the Trust are committed to the discretion of the Independent Trustees.

Basis Of Board Of Trustees' Recommendations

         The Independent Trustees had available to them the assistance of outside legal counsel throughout the process of determining whether to approve the Plan. Prior to and during the February 3, 1998 meeting, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether the Plan is in the best interests of the Trust, the Fund and its shareholders. At the meeting, the Independent Trustees reviewed and discussed materials furnished by Fund management and also met with representatives of INVESCO.

         In connection with their consideration of the proposed Plan, the Trustees were furnished with a draft of the Plan and related materials, including a memorandum from INVESCO, which outlined the uses and benefits of distribution plans under Rule 12b-1 of the 1940 Act currently being used in the mutual fund industry, and certain data concerning such plans prepared by IFG. In addition, the Trust's legal counsel provided additional information, summarized the provisions of the proposed Plan, and discussed the legal and regulatory considerations in adopting such Plan.

         In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act, that, based upon the material requested and evaluated by them, the Plan is reasonably likely to benefit the Fund and its shareholders.

         The Trustees considered various factors relevant to the Fund's situation, including the investment and sales history of the Fund, the Fund's marketing experience using IFG/IDI as distributor, possible ways in which sales of shares could be increased, and the effect of the proposed Plan on the Fund and its shareholders. The Board also noted that while shareholders of several INVESCO Mutual Funds did not approve distribution plans similar to the Proposed Plan in 1990, shareholders of several others did approve such plans. During the last five years that those current Rule 12b-1 Plans have been in effect, there have been positive results. The table below, prepared by INVESCO, summarizes certain of these results by noting the percentage increase in gross sales during calendar years 1993, 1994, 1995, 1996 and 1997 of both the INVESCO 12b-1 and non-12b-1 Mutual Funds which were in existence when the current 12b-1 Plans were instituted in 1990. These figures were calculated by comparing the gross sales of the relevant INVESCO 12b-1 and non-12b-1 Funds over these years to these Funds' gross sales during calendar year 1990. They include exchanges and dividend reinvestments, but do not include information with respect to INVESCO Value Trust, which was not distributed by INVESCO in 1990.


                                Percent of Gross Sales Increase
Type of Funds
                 1993         1994            1995           1996           1997

INVESCO          538.96%      442.01%         307.33%        331.58%     384.32%
12b-1 Funds
INVESCO Non-     225.79%      122.27%         147.45%        291.47%     319.99%
12b-1 Funds

         These figures show that the gross sales of the INVESCO 12b-1 Mutual Funds compare favorably to the gross sales of the INVESCO Mutual Funds without such plans over this entire time period. In short, the addition of 12b-1 plans for certain of the INVESCO Mutual Funds in 1990 appear to have contributed to increased gross sales of those INVESCO Mutual Funds, compared to the INVESCO Mutual Funds without such plans.

         It was also represented to the Board that there would be no diminution in the promotional and marketing efforts currently made by INVESCO in connection with promoting sales of shares of the Fund. At the meeting, it was suggested that the monies made available under the proposed Plan could be used for direct support of targeted advertising and promotional campaigns for the Fund in specific regional areas, as well as for general promotion and advertising of the Fund. The Trustees specifically questioned IFG as to why it believed adoption of the proposed Plan could be expected to stimulate additional sales of shares of the Fund, thereby assisting the Fund by increasing its asset base. After discussion, it was agreed that it was reasonable to expect that an enhanced marketing effort by INVESCO on behalf of the Fund, together with the ability to compensate third party intermediaries for helping to sell the Fund's shares and/or providing services to Fund shareholders, would have a reasonable likelihood of producing these results. The Board also placed importance on the fact that the Board and, in particular, the Independent Trustees, would be able to monitor the nature, manner and amount of expenditures of the Fund under the Plan by reviewing the quarterly reports of IDI's distribution expenditures that IDI is obligated to provide the Board, and by being able to terminate the Plan, and thereby end all obligations of the Fund to make payments thereunder, at any time.

         In approving the proposed Plan, the Board took into account, among other things, the following factors: the nature and causes of the problems or circumstances which made implementation of the Plan advisable and appropriate; the way in which the Plan would address these problems or circumstances, including the nature and potential amount of the expenditures; the relationship of such expenditures to the overall cost structure of the Fund; the nature of the anticipated benefits; the time it might take for those benefits to be achieved; the merits of possible alternative plans; the interrelationship between the Plan and the activities of INVESCO; and the effect of the Plan on existing shareholders.

         The Trustees concluded that there was a reasonable likelihood that the Fund and its shareholders will benefit from the adoption of the Plan in the following ways:

o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of portfolio securities in amounts and at times that are disadvantageous for investment purposes;

o        Enhanced marketing efforts, if successful, should result in an increase
         in  net  assets  and  afford  greater  flexibility  in   pursuing   the
         investment objectives of the Fund;

o Increased Fund assets of the Fund could allow INVESCO to: have greater resources to make the financial commitments necessary to improve the quality and level of Fund and shareholder services (in both systems and personnel); increase the number and type of mutual funds in the group (and support them in their infancy) and thereby expand the investment choices available to all shareholders; and acquire and retain talented employees who desire to be associated with a growing organization; and

o The cost to the Fund of the Plan would be partly offset to the extent that increased Fund assets result in economies of scale (e.g., sharing fixed expenses over a larger asset base or possibly reaching advisory fee breakpoints more quickly).

         The Trustees concluded that the various possible benefits described above would be of substantially equal significance to both new and existing shareholders of the Fund, and thus no unfair burden will fall on any group of Fund shareholders from adoption of the proposed Plan. In addition, while INVESCO will benefit from increased management fees as a result of growth in Fund assets, the Trustees concluded that such benefit to INVESCO will not be disproportionate to the above-described anticipated benefits to the Fund and shareholders of the Fund resulting from growth in Fund assets. Finally, while adoption of the proposed Plan will increase the expense ratio of the Fund by the amount of the distribution payments from assets of the Fund (less any economies of scale attributable to the Plan), the Trustees were satisfied that the increased expense ratio will not be out of line with the expense ratios of comparable mutual funds.

         The Trustees recognized that there is no assurance that the expenditures of assets of the Fund to finance distribution of shares of the Fund will result in additional sales of shares or in an increase in the net assets of the Fund, upon which the above benefits depend. The Trustees determined, however, that there is a reasonable likelihood that one or more of such benefits will result and that they will be in a position to monitor the distribution expenses of the Fund and to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

Vote Required

         As provided under the 1940 Act, approval of the Plan with respect to the Fund will require the affirmative vote of a majority of the outstanding shares of the Fund voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund.

         If the shareholders of the Fund fail to approve the Plan, the Plan will not go into effect for the Fund, and the Fund will not participate in the enhanced advertising and marketing effort by IDI on behalf of the INVESCO Mutual Funds.

              THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT
         THE TOTAL RETURN FUND'S SHAREHOLDERS VOTE TO APPROVE THE PLAN.


INFORMATION CONCERNING ADVISER, SUB-ADVISER, DISTRIBUTOR AND AFFILIATED
COMPANIES

         IFG, a Delaware corporation, serves as the Trust's investment adviser, and provides other services to the Trust. IDI, a Delaware corporation that serves as the Fund's distributor, is a wholly-owned subsidiary of IFG. ICM, a _________ corporation, serves as the Fund's sub-adviser. IFG is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly-owned subsidiary of AMVESCAP PLC ("AMVESCAP").1 The corporate headquarters of AMVESCAP are located at 11 Devonshire Square, London EC2M 4YR, England. IFG's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. ICM's offices are located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. IFG currently serves as investment adviser of 14 open-end investment companies having aggregate net assets of $16.7 billion as of December 31, 1997.


--------
1
     The  intermediary  companies  between  INAH and  AMVESCAP  are as  follows:
INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

         The principal executive officers and directors of IFG and their principal occupations are:

         Dan J. Hesser, Chairman of the Board, President and Chief Executive Officer, also, President and Director of IFG and IDI; Hubert L. Harris, Jr., Director, also, Chairman of INVESCO Services, Inc., Chief Executive Officer of INVESCO Individual Services Group, Director of IDI, Chief Executive Officer of INVESCO Retirement and Benefit Services; Charles P. Mayer, Director and Senior Vice President, also, Senior Vice President and Director of IDI; Robert J. O'Connor, Director, also, Chief Executive Officer and Chairman of INVESCO Retirement Plan Services, a division of IFG.

         The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237, with the exception of the address of Mr. Harris, which is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309 and Mr. O'Connor, whose address is 1201 Peachtree Street, N.E., Atlanta, Georgia 30361.

         INVESCO Capital Management ("ICM") serves as the sub-adviser to the Funds. ICM is a wholly-owned subsidiary of INAH. IFG, as investment adviser, has contracted with ICM for investment advisory and research services on behalf of the Intermediate Government Bond Fund, the Total Return Fund and the Value Equity Fund. ICM has the primary responsibility for providing portfolio investment advisory services to these Funds. ICM also acts as adviser to the INVESCO Treasurer's Series Trust and as a sub-adviser to one of the INVESCO Variable Investment Funds, Inc. and offers investment services to U.S. institutions and wealthy individuals.

         The principal executive officers and directors of ICM and their principal occupations are as follows:

         Edward D. Mitchell, Jr., Chairman of the Board; Wendell M. Starke, Director; Frank M. Bishop, President, CEO and Director, also, President and Chief Executive Officer of INVESCO, Inc.; Terrence J. Miller, Deputy President and Director; Timothy J. Cullen, Chief Investment Officer, Vice President and Director; Thomas W. Norwood, Vice President and Director; Donald B. Shallee, Vice President and Director; George W. Herring, Vice President and Director; Thomas L. Shields, Vice President and Director; Stephen A.. Dana, Vice President and Director; A. D. Frazier, Director; Luis A. Aguilar, Executive Vice President and Assistant Secretary; Julie Skaggs, Vice President, Secretary and General Counsel; Deborah Lamb, Assistant Secretary; David Hartley, Chief Financial Officer.

         The address of each of the foregoing officers and directors is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

         Pursuant to an Administrative Services Agreement between the Trust and IFG, IFG provides administrative services to the Trust, including sub-accounting and recordkeeping services and functions. During the fiscal year ended August 31, 1997, the Trust paid IFG total compensation of $295,965 in payment for such services; $224,249 of such compensation was paid by IFG by the Total Return Fund.

         During the fiscal year ended August 31, 1997, the Trust paid IFG, which also serves as the Trust's registrar, transfer agent and dividend disbursing agent, total compensation of $3,193,607 for such services; $2,332,422 of such compensation was paid IFG by the Total Return Fund. In calculating the amount of the advisory fee paid by the Fund to IFG, it should be noted that IFG voluntarily has agreed to reduce its 0.50% fee on all Fund assets in excess of $2 billion, to an annual fee of .45% on Fund assets in excess of that amount, in order to lower Fund expenses. As of March 2, 1998, the net assets of the Total Return Fund were $_________.

        SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND FUND MANAGEMENT

         The following table sets forth, as of the Record Date, the beneficial ownership of the Fund's issued and outstanding shares of beneficial interest by each 5% or greater shareholder.

----------------------------------
                                                                 Percent of
Name and Address            Amount & Nature of                    Shares of
of Beneficial Owner       Beneficial Ownership(2)            Beneficial Interest
-------------------       -----------------------            -------------------











         As of the Record Date, officers and trustees of the Trust, as a group, beneficially owned less than 1% of the Trust's outstanding shares and less than 1% of each Fund's outstanding shares.

                                 OTHER BUSINESS

         The management of the Trust has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


--------
2
     Each beneficial owner named above shares investment power with respect to the shares listed next to its respective row, but its customers retain sole voting power.

                              SHAREHOLDER PROPOSALS

         The Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust, 7800 East Union Avenue, Denver, Colorado 80237. The Trust has not received any shareholder proposals to be presented at this Meeting.

                                              By Order of the Board of Trustees,



                                              Glen A. Payne
                                              Secretary

March 26, 1998

                                    EXHIBIT A

            PLAN AND AGREEMENT OF DISTRIBUTION PURSUANT TO RULE 12b-1


     PLAN AND AGREEMENT made as of the [______] day of [________], 1998, by and between INVESCO VALUE TRUST, a Massachusetts business trust (hereinafter called the "Trust") and INVESCO DISTRIBUTORS, Inc., a Delaware corporation ("INVESCO").

     WHEREAS, the Trust engages in business as an open-end management investment company, and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Trust desires to finance the distribution of the shares of one of its three classes or series of common stock, namely, INVESCO Total Return Fund, which represents an interest in a separate portfolio of investments, together with any additional such classes or series that may hereafter be offered to the public by INVESCO Total Return Fund (the "Fund"), in accordance with this Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Act (the "Plan and Agreement"); and

     WHEREAS, INVESCO desires to be retained to perform services in accordance with such Plan and Agreement and on said terms and conditions; and

     WHEREAS, this Plan and Agreement has been approved by a vote of the board of trustees of the Trust, including a majority of the trustees who are not interested persons of the Trust, as defined in the Act, and who have no direct or indirect financial interest in the operation of this Plan and Agreement (the "Disinterested Trustees") cast in person at a meeting called for the purpose of voting on this Plan and Agreement;

     NOW, THEREFORE, the Trust hereby adopts the Plan set forth herein and the Trust and INVESCO hereby enter into this Agreement pursuant to the Plan in accordance with the requirements of Rule 12b-1 under the Act, and provide and agree as follows:

     1. The Plan is defined as those provisions of this document by which the Trust adopts a Plan pursuant to Rule 12b- 1 under the Act and authorizes payments as described herein. The Agreement is defined as those provisions of this document by which the Trust retains INVESCO to provide distribution services beyond those required by the General Distribution Agreement between the parties, as are described herein. The Trust may retain the Plan notwithstanding termination of the Agreement. Termination of the Plan will automatically terminate the Agreement. The Trust is hereby authorized to utilize the assets of the Trust to finance certain activities in connection with distribution of the Trust's shares.

     2. Subject to the supervision of the board of trustees, the Trust hereby retains INVESCO to promote the distribution of shares of the Fund by providing services and engaging in activities beyond those specifically required by the Distribution Agreement between the Trust and INVESCO and to provide related services. The activities and services to be provided by INVESCO hereunder shall include one or more of the following: (a) the payment of compensation (including trail commissions and incentive compensation) to securities dealers, financial institutions and other organizations, which may include
          INVESCO-affiliated companies, that render distribution and administrative services in connection with the distribution of the shares of the Fund; (b) the printing and distribution of reports and prospectuses for the use of potential investors in the Fund; (C) the preparing and distributing of sales literature; (d) the providing of advertising and engaging in other promotional activities, including direct mail solicitation, and television, radio, newspaper and other media advertisements; and (e) the providing of such other services and activities as may from time to time be agreed upon by the Trust. Such reports and prospectuses, sales literature, advertising and promotional activities and other services and activities may be prepared and/or conducted either by INVESCO's own staff, the staff of INVESCO- affiliated companies, or third parties.

     3. INVESCO hereby undertakes to use its best efforts to promote sales of shares of the Fund to investors by engaging in those activities specified in paragraph (2) above as may be necessary and as it from time to time believes will best further sales of such shares.

     4. The Fund is hereby authorized to expend, out of its assets, on a monthly basis, and shall pay INVESCO to such extent, to enable INVESCO at its discretion to engage over a rolling twelve-month period (or the rolling twenty-four month period specified below) in the activities and provide the services specified in paragraph (2) above, an amount computed at an annual rate of 0.25 of 1% of the average daily net assets of the Fund during the month. INVESCO shall not be entitled hereunder to payment for overhead expenses (overhead expenses defined as customary overhead not including the costs of --- INVESCO's personnel whose primary responsibilities involve marketing of the INVESCO Funds). Payments by the Fund hereunder, for any month, may be used to compensate INVESCO for: (a) activities engaged in and services provided by INVESCO during the rolling twelve-month period in which that month falls, or (b) to the extent permitted by applicable law, for any month during the first twenty-four months following a Fund's commencement of operations, activities engaged in and services provided by INVESCO during the rolling twenty-four month period in which that month falls, and any obligations incurred by INVESCO in excess of the limitation described above shall not be paid for out of Fund assets. The Fund shall not be authorized to expend, for any month, a greater percentage of its assets to pay INVESCO for activities engaged in and services provided by INVESCO during the rolling twenty-four month period referred to above than it would otherwise be authorized to expend out of its assets to pay INVESCO for activities engaged in and services provided by INVESCO during the rolling twelve-month period referred to above. No payments will be made by the Trust hereunder after the date of termination of the Plan and Agreement.

     5. To the extent that obligations incurred by INVESCO out of its own resources to finance any activity primarily intended to result in the sale of shares of the Fund, pursuant to this Plan and Agreement or otherwise, may be deemed to constitute the indirect use of Fund assets, such indirect use of Fund assets is hereby authorized in addition to, and not in lieu of, any other payments authorized under this Plan and Agreement.

     6. The Treasurer of INVESCO shall provide to the board of Trustees of the Trust, at least quarterly, a written report of all moneys spent by INVESCO on the activities and services specified in paragraph (2) above pursuant to the Plan and Agreement. Each such report shall itemize the activities engaged in and services provided by INVESCO to a Fund as authorized by the penultimate sentence of paragraph (4) above. Upon request, but no less frequently than annually, INVESCO shall provide to the board of trustees of the Trust such information as may reasonably be required for it to review the continuing appropriateness of the Plan and Agreement.

     7. This Plan and Agreement shall each become effective immediately upon approval by a vote of a majority of the outstanding voting securities of the Trust as defined in the Act, and shall continue in effect until [______________], 1998 unless terminated as provided below. Thereafter, the Plan and Agreement shall continue in effect from year to year, provided that the continuance of each is approved at least annually by a vote of the board of Trustees of the Trust, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Disinterested Trustees or by the vote of a majority of the outstanding voting securities of the Fund. INVESCO, or the Trust, by vote of a majority of the Disinterested Trustees or of the holders of a majority of the outstanding voting securities of the Fund, may terminate the Agreement under this Plan as to the Fund, without penalty, upon 30 days' written notice to the other party. In the event that neither INVESCO nor any affiliate of INVESCO serves the Trust as investment adviser, the agreement with INVESCO pursuant to this Plan shall terminate at such time. The board of trustees may determine to approve a continuance of the Plan, but not a continuance of the Agreement, hereunder.

     8. So long as the Plan remains in effect, the selection and nomination of persons to serve as trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of the trustees then in office who are not "interested persons" of the Trust. However, nothing contained herein shall prevent the participation of other persons in the selection and nomination process, provided that a final decision on any such selection or nomination is within the discretion of, and approved by, a majority of the trustees of the Trust then in office who are not "interested persons" of the Trust.

     9. This Plan may not be amended to increase the amount to be spent by the Fund hereunder without approval of a majority of the outstanding voting securities of the Fund. All material amendments to the Plan and Agreement must be approved by the vote of the board of trustees of the Trust, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment.

     10. To the extent that this Plan and Agreement constitutes a Plan of Distribution adopted pursuant to Rule 12b-1 under the Act it shall remain in effect as such, so as to authorize the use by the Fund of its assets in the amounts and for the purposes set forth herein, notwithstanding the occurrence of an "assignment," as defined by the Act and the rules thereunder. To the extent it constitutes an agreement with INVESCO pursuant to a plan, it shall terminate automatically in the event of such "assignment." Upon a termination of the agreement with INVESCO, the Fund may continue to make payments pursuant to the Plan only upon the approval of a new agreement under this Plan and Agreement, which may or may not be with INVESCO, or the adoption of other arrangements regarding the use of the amounts authorized to be paid by the Fund hereunder, by the Trust's board of trustees in accordance with the procedures set forth in paragraph 7 above.

     11. The Trust shall preserve copies of this Plan and Agreement and all reports made pursuant to paragraph 6 hereof, together with minutes of all board of trustees meetings at which the adoption, amendment or continuance of the Plan were considered (describing the factors considered and the basis for decision), for a period of not less than six years from the date of this Plan and Agreement, or any such reports or minutes, as the case may be, the first two years in an easily accessible place.

     12. This Plan and Agreement shall be construed in accordance with the laws of the State of Colorado and applicable provisions of the Act. To the extent the applicable laws of the State of Colorado, or any provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Plan and Agreement on the _th day of __________, 1998.


                                                   INVESCO VALUE TRUST


                                                   By: _________________________
                                                       Dan J. Hesser, President
ATTEST: ________________________
        Glen A. Payne, Secretary
                                                   INVESCO DISTRIBUTORS, INC.


                                                   By: _________________________
                                                       Ronald L. Grooms,
                                                       Senior Vice President
ATTEST: ________________________
        Glen A. Payne, Secretary

                               INVESCO VALUE TRUST
                            INVESCO Total Return Fund

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                   May 6, 1998

The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Total Return Fund (the "Fund") of INVESCO Value Trust, to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on Wednesday, May 6, 1998 at 10:00 a.m. (Mountain Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with, and as more fully described in, the Notice of Special Meeting and Proxy Statement, dated March 30, 1998, receipt of which is hereby acknowledged.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholders. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

TO BE SURE YOU ARE REPRESENTED, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: _____

                                INVTRF        KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INVESCO VALUE TRUST
INVESCO Total Return Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE "FOR":

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Vote on Proposal                                    For     Against      Abstain

1. Proposal to approve a change in the investment   ____    ____         ____
   policies of the Fund to permit more than five percent of the Fund's assets to be invested in a single issuer, provided that such purchases do not exceed twenty-five percent of the Fund's assets.

2. Proposal to approval a Plan and Agreement of    ____     ____         ____
   Distribution (the "Plan") for the Fund.

---------------------------------------     ------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date     Signature (Joint Owners)        Date